Rule 497(e)
File Nos. 811-08183 and 333-147743

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated February 24, 2010
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

Effective April 27, 2010, the following Portfolios in your Schwab OneSource Annuity® will be closed to new Contributions and incoming Transfers:

AllianceBernstein VPS International Value Portfolio;
American Century VP Income & Growth Fund;
Pioneer Emerging Markets VCT Portfolio (collectively, the “Closed Funds”).

As a result, effective as of April 27, 2010, new Contributions and/or incoming Transfers will not be accepted into the Closed Funds. Existing balances as of April 26, 2010 may remain in the Closed Funds.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Accounts of the Closed Funds should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by April 27, 2010, any allocations made to the Sub-Accounts of the Closed Funds will be automatically directed to the Schwab Money Market™ Portfolio Sub-Account.

You may elect to transfer your Variable Account Value in the Sub-Accounts of the Closed Funds at any time by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk® at 1-800-838-0650, option 1, to elect a transfer from the Sub-Accounts of the Closed Funds to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab OneSource Annuity® remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.